SCHWAB CAPITAL TRUST

Schwab® Active Equity Funds

(the funds)

Supplement dated November 19, 2020 to the funds’ currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the

Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.

To aid in stock selection, the funds (other than Schwab International Core Equity Fund) use Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 of the largest (by market cap) U.S.-traded stocks. The Schwab Center for Financial Research (SCFR) is implementing an update to the model underlying the Schwab Equity Ratings.

Upon the effectiveness of the update to the model underlying the Schwab Equity Ratings, currently expected to be on or around November 21, 2020, the language in the funds’ Prospectus under the header “More About Schwab’s Research” in the “Fund Details” section is deleted in its entirety and replaced with the following:

More About Schwab’s Research

The funds use either Schwab Equity Ratings® or Schwab Equity Ratings International® to aid in stock selection (or, in the case of the Schwab Dividend Equity Fund and the Schwab Health Care Fund, both are used).

Schwab Equity Ratings use a scale of “A,” “B,” “C,” “D,” and “F,” and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the FTSE Russell U.S. 3000 Index and the Standard & Poor’s (S&P) 500 Index. Schwab’s research outlook is that “A”-rated stocks, on average, will strongly outperform, and “F”-rated stocks, on average, will strongly underperform the equities market during the next 12 months.

Schwab Equity Ratings International assigns ratings to foreign companies headquartered and trading in certain foreign countries. Schwab’s international stock research outlook is that highly-rated stocks, on average, will strongly outperform, and low-rated stocks, on average, will strongly underperform the foreign equities market on which the stock is traded or in which the company is headquartered during the next 12 months.

Schwab Equity Ratings and Schwab Equity Ratings International are generally updated weekly.

Schwab Equity Ratings are based upon a disciplined, systematic approach that evaluates each stock on the basis of a wide variety of investment criteria from five broad categories: Growth, Quality, Sentiment, Stability and Valuation.

The Growth component underlying the rating is based on several historical growth rates of accounting variables and the estimated growth of other items. Stocks with attributes of high profitability growth, high expected dividend growth but lower expected sales growth tend to have better Growth scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that the growth potential from these companies are more favorable.

The Quality component underlying the rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high profitability, high earnings quality, conservative investment spending and better operating efficiency tend to have better Quality scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than their peers.

The Sentiment component underlying the rating is based on several measures of both long-term and short-term changes in investors’ expectations. Stocks with attributes such as recently improving analysts’ outlooks, strong and consistent price performance, and optimistic trading positions and trends tend to have better Sentiment scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors become more aware of these companies’ improving performance prospects.

The Stability component underlying the rating is based on several performance variability measures derived from both recent financial statements and trading data. Stocks with attributes such as low sales volatilities and low trading volume turnovers tend to have better Stability scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that these companies deserve a premium for their steady business outcomes.

The Valuation component underlying the rating is based upon several value-oriented investment criteria. In general, stocks with attributes such as relatively high levels of free cash flow, operating income and expected future earnings tend to have better Valuation scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

Schwab’s proprietary international research model is based on a disciplined methodology that evaluates each stock on the basis of investment criteria from several broad components: Fundamentals, Valuation, Momentum and Risk.

The Fundamentals grade underlying the research is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high and growing cash return on investment, low capital intensity, and improving operating efficiency tend to have better Fundamentals grades. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the research is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as relatively high levels of operating income, net assets, and cash liquidity tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the research is based on several measures of short-term changes in investors’ expectations. Stocks with attributes such as recently improving analysts’ outlooks, strong and consistent price performance, and a comparison of conservatively measured earnings to expectations of those earnings tend to have better Momentum grades. Highly-rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the research is based upon diverse measures of investment risk. Stocks whose institutional holdings reflect a balanced view of a stock’s prospects and companies whose business activities are geographically diversified tend to have better Risk grades. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

From time to time, Schwab may update the research methodology as well as the components underlying each broad category for both Schwab Equity Ratings and Schwab Equity Ratings International. To the extent Schwab makes changes to the methodology or the underlying grading components, the investment adviser will evaluate the impact of those changes on a fund’s portfolio prior to transitioning to the revised research methodology. During this evaluation and transition period, which may last several weeks or longer, the funds may include a higher percentage of lower-rated stocks (or, with respect to the Schwab Hedged Equity Fund, may sell short a higher percentage of higher-rated stocks).

More information on Schwab’s ratings methodologies and the components considered by Schwab in assigning a rating is available on schwab.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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